UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2016

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

8910 University Center Lane, Suite 700 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01Other Events.

On November 11, 2016, TRACON Pharmaceuticals, Inc. (TRACON) issued a press release announcing updated results from the on-going Phase 1b/2 clinical trial of TRC105 in combination with Votrient® (pazopanib) in soft tissue sarcoma.  The press release issued on November 11, 2016 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 13, 2016, TRACON issued a press release announcing preclinical data from two separate liver fibrosis models in a poster presentation entitled “Endoglin Antibody Reduces the NAFLD Activity Score in the STAM Model of NASH and Reduces Liver Fibrosis Following Carbon Tetrachloride Treatment.” The press release issued on November 13, 2016 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. dated November 11, 2016.
99.2	Press release issued by TRACON Pharmaceuticals, Inc. dated November 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.
Dated: November 14, 2016	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by TRACON Pharmaceuticals, Inc. dated November 11, 2016.
99.2	Press release issued by TRACON Pharmaceuticals, Inc. dated November 13, 2016.